MAY 4, 2023 2023 Q1 2023 EARNINGS PRESENTATION Exhibit 99.2

becn.com2 Disclosure Notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended December 31, 2022 and subsequent filings with the U.S. Securities and Exchange Commission. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this presentation are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in the Appendix as well as the Company’s latest Form 8-K, filed with the SEC on May 4, 2023.

becn.com3 PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

CEO Perspective



Net Sales** ($M) / YoY (%)
$1,197
$1,318
$1,687
$1,732
+2.0%
+11.8%
+28.0%
+1.1%
Q1'20
Q1'21
Q1'22
Q1'23



Net Income ($M)
$56
$25
1.4%
$76
$44
2.5%
GAAP
Adj. NI*
Q1'22
Q1'23



Adjusted EBITDA* ($M)
$22
$74
$140
$113
1.8%
5.6%
8.3%
6.5%
Q1'20
Q1'21
Q1'22
Q1'23

Record Q1 sales on solid execution in a dynamic market
- Pricing up HSD YoY and stable sequentially from Q4'22
- Higher selling prices YoY largely offset organic volume decline
- Ambition 2025 initiatives contributed to growth

Second highest Q1 Adjusted EBITDA*
- Gross margin reflected roll-off of inventory profits as expected
- OpEx impacted by acquired & greenfield branches and inflation

Record Q1 operating cash flow
- Continued right-sizing of inventory yielded cash flow generation

Fundamentals of end market demand performed as expected
- Non-discretionary R&R end market showing resiliency
- Weakness in new residential construction demand, sentiment improving
- Destocking of inventories by commercial customers weighed on volumes

*Non-GAAP measure; see Appendix for definition and reconciliation **Year over year growth percentages adjusted for differences in selling days

Notes: Percentages within the bar charts represent each metric as a % of net sales. All quarterly information and comparisons reflect Continuing Operations. Net income (loss) for Q1 '20 and Q1 '21 was ($121M) and ($11M) respectively

4 becn.com

BEACON

Executing on Ambition 2025 Initiatives

BUILDING A WINNING CULTURE

- Tapped seasoned field leader to advance safety culture and initiatives
- Stock-based compensation awarded to branch managers aligning incentives with shareholders
- Appointed 6 new members to the DEI Council advancing initiatives through new voices

DRIVING ABOVE MARKET GROWTH

- Acquired 7 branches and opened 5 greenfields YTD increasing customer reach
- Digital sales +11% YoY, achieving all-time high of more than 19% of residential sales in Q1
- Customer Experience deployed in 8 markets, launched in 6 new markets driving growth & service

DRIVING OPERATIONAL EXCELLENCE

- Fleet de-aging & productivity initiatives improving uptime, reliability, emissions and driver retention
- Bottom Quintile Branch initiative average cutoff ~125 bps higher than the prior year
- Beacon OTC® network achieved highs in key customer focused metrics

CREATING SHAREHOLDER VALUE

- Record first quarter net sales & operating cash flow
- Repurchased & retired $23M or 399K shares as part of recently expanded buyback authorization
- Retained financial flexibility and ample capacity to invest with net debt leverage* of 2.1x as of 3/31

Continued progress toward achieving the targets set out in our Ambition 2025 strategy

*Non-GAAP measure; see Appendix for definition and reconciliation

5 becn.com

BEACON

becn.com6 EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER FRANK LONEGRO

Q1 2023 Sales and Mix

Net Sales ($M)*



$1,687
$1,732
+1.1%
Q1'22
Q1'23

Net Sales Mix



25%
49%
26%
Residential
Non-residential
Complementary

Net Sales by Line of Business (LOB) ($M)*



$846
$850
-1.2%
$488
$450
-9.2%
$353
$433
+20.8%
Residential
Non-residential
Complementary
Q1'22
Q1'23

Net sales per day +1.1%*

- Higher prices YoY across all three LOBs with sequential price stability
- Volumes down LDD YoY*, fewer roofing days due to weather
- Acquired branches and greenfields contributed to the growth

Residential sales per day -1.2%*

- Selling prices up HSD YoY* vs. highly inflationary PY period
- Volumes down LDD per day YoY* vs. record Q1 shingle PY comparable
- Headwinds from regions with higher exposure to SF new construction

Non-residential sales per day -9.2%*

- Contractor destocking weighing on volumes, strong PY comparable
- Backlog converting sequentially, remains above pre-pandemic levels
- Bidding & quoting activity remains healthy

Complementary sales per day +20.8%*

- Coastal acquisition performing well, providing significant LOB growth
- Higher prices across all product lines YoY with exception of lumber
- Strong growth and higher volumes in siding products

*Percentages adjusted for one additional selling day in Q1'23 as compared to Q1'22

7 becn.com

BEACON

becn.com8 100 145 137139 121 148 146 152 144 171173 156 135 Sales Per Hour Worked*** (Indexed to Q1’20) *Non-GAAP measure; see Appendix for definition and reconciliation **Headcount does not include acquisitions completed in the last four quarters ***Hours worked reflect all company-wide hourly employees, but excludes salaried/commission-based personnel Notes: All quarterly information and comparisons reflect Continuing Operations. Percentages within the bar charts represent each metric as a % of net sales. Q1 2023 Margin and Expense 22.6% 25.3% 26.1% 25.5% Q1'20 Q1'21 Q1'22 Q1'23 Gross Margin Gross margin -60 bps YoY • Price-cost down ~75 bps YoY • Partially offset by lower non-residential mix and higher digital & private label sales YoY Adjusted OpEx* +$34M YoY, 20.6% of sales • Greenfield & acquired branches added $20M YoY • Inflation in wages, benefits, rent and T&E contributed to the increase • Continuing to invest in Ambition 2025 initiatives • M&A and greenfield project teams • Sales organization, customer experience, pricing tools and e-commerce technologies $348 $323 $381 $357 GAAP Adj. OpEx* Operating Expense ($M) Q1'22 Q1'23 19.2% 20.6%22.0% 20.7% 6,894 7,303 7,289 7,245 7,149 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Headcount**

becn.com9 2023 2024 2025 2026 2027 2028 2029 Q1’23 Proforma Debt Maturity by Year ($M)**** ABL Term Loan Secured Notes Unsecured Notes $540 $350 $983 $0 $300 $240 $0 $0 Strong Balance Sheet, Capacity to Invest in Growth Strong operating cash flow generation • Inventory rightsizing initiatives resulted in $256M decrease from Q2’22 peak levels • Generated $667M in Adjusted OCF* LTM Maintained balance sheet flexibility, ample capacity to invest • Net debt leverage* 2.1x at 3/31 • >$1.1B liquidity as of 3/31 quarter end Capital allocation balancing growth and shareholder returns • Repurchased 399K shares for $23M • Acquisition pipeline remains robust and active • Investing in growth and efficiency $1,462 $1,549 $1,389 $1,323 $1,293 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Net Inventory ($M)** Investing in value-creating opportunities to achieve Ambition 2025 goals 6.1 5.3 4.7 4.8 2.9 2.4 2.1 2.1 2.3 2.5 2.0 2.0 2.1 Net Debt Leverage* *Non-GAAP measure; see Appendix for definition and reconciliation **All periods presented are balances from continuing operations only ***Calculation for these periods include amounts derived from combined operations – see Appendix for further detail ****Maturities shown as of Q1’23; excl impact of debt issuance cost amortization & required $10M annual paydown of 2028 Term Loan ($84) $103 $98 $50 ($162) ($25) $268 $320 $101 ($86) $125 $167 $60 ($162) ($24) $269 $320 $102 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Operating Cash Flow ($M) GAAP Adj. OCF*

PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com11 2023 market expectations • Non-discretionary R&R demand to remain largely resilient • Higher confidence in full-year storm planning assumption • Improving new residential homebuilder sentiment while near term demand expected to remain a headwind • Commercial contractor destocking expected to continue through Q2; Bidding and quoting activity and backlog remains healthy Expect Q2’23 net sales per day to be up 3-5% including contributions from previously announced acquisitions • April 2023 sales per day up ~2.5%** (total down ~2%) YoY vs. a record comparable • May ‘23 shingle price realization will be based on local market conditions • Gross margins expected to be in the mid to high 25 percent range Reiterating 2023 full year expectations • Expect net sales growth of 2 – 4% YoY, including contributions from previously announced acquisitions • Gross margin YoY to be impacted from inventory profit roll-off, partially offset by structural gains from margin enhancing initiatives • Focused on Ambition 2025 initiatives including execution on customer experience, operational excellence and pricing tools • Adjusted EBITDA* of $810 – $870M with significant free cash flow conversion • Continued adjustment of inventory levels to local market demand Continue to strategically invest in Ambition 2025 initiatives • Execute on robust M&A pipeline while maintaining prudent net debt leverage* • Continued acceleration in greenfield investment to yield at least 15 new locations in 2023 • Repurchase shares as part of current $500M program of which $477M remains outstanding as of 3/31 Closing Thoughts *Non-GAAP measure; see Appendix for definition and reconciliation **Adjusted for one less selling day in April ‘23 vs. April ‘22 Beacon is well-positioned for 2023 and to deliver on Ambition 2025 targets

APPENDIX

Reconciliations: Non-GAAP Financial Measures

RESULTS BY QUARTER (CONTINUING OPERATIONS)

	Three Months Ended												
($M)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023
Net sales	$ 1,197.1	$ 1,549.3	$ 1,755.0	$ 1,576.5	$ 1,318.0	$ 1,872.1	$ 1,875.4	$ 1,754.9	$ 1,686.9	$ 2,358.2	$ 2,415.2	$ 1,969.4	$ 1,732.3
Gross profit	$ 270.4	$ 368.7	$ 441.3	$ 399.7	$ 332.8	$ 517.4	$ 507.8	$ 461.6	$ 439.5	$ 650.2	$ 630.2	$ 515.6	$ 441.9
Gross margin %	22.6%	23.8%	25.1%	25.4%	25.3%	27.6%	27.1%	26.3%	26.1%	27.6%	26.1%	26.2%	25.5%
Adjusted Operating Expense													
Operating expense	$ 446.0	$ 293.5	$ 324.9	$ 304.6	$ 310.0	$ 336.6	$ 349.7	$ 355.2	$ 348.2	$ 395.8	$ 398.8	$ 389.3	$ 381.3
Acquisition costs	(28.4)	(32.6)	(31.9)	(26.6)	(25.9)	(26.0)	(25.9)	(22.6)	(21.9)	(23.2)	(23.5)	(21.9)	(24.0)
Restructuring costs*	(143.5)	(1.0)	(0.4)	(1.9)	(5.3)	(1.6)	(2.8)	(25.2)	(1.7)	(2.9)	(1.4)	(2.8)	(0.5)
COVID-19 impacts	—	(3.4)	(0.8)	(0.3)	(0.5)	(0.4)	(0.4)	(1.0)	(1.4)	(0.1)	(0.2)	(0.3)	—
Adjusted Operating Expense	$ 274.1	$ 256.5	$ 291.8	$ 275.8	$ 278.3	$ 308.6	$ 320.6	$ 306.4	$ 323.2	$ 369.6	$ 373.7	$ 364.3	$ 356.8
Operating expense % of sales	37.3%	18.9%	18.5%	19.3%	23.5%	18.0%	18.6%	20.2%	20.7%	16.8%	16.5%	19.8%	22.0%
Adjusted Operating Expense % of sales	22.9%	16.6%	16.6%	17.5%	21.1%	16.5%	17.1%	17.5%	19.2%	15.7%	15.5%	18.5%	20.6%
Adjusted EBITDA													
Net income (loss) from continuing operations	$ (121.4)	$ (4.1)	$ 68.2	$ 47.4	$ (10.5)	$ 79.8	$ 104.5	$ 68.1	$ 55.8	$ 174.5	$ 154.8	$ 73.3	$ 24.8
Interest expense, net	35.6	35.4	32.7	31.3	29.5	23.1	17.1	17.0	17.2	19.1	23.6	26.3	29.0
Income taxes	(77.9)	44.1	16.9	17.7	(4.8)	27.1	37.3	20.9	18.9	61.0	53.8	27.6	8.0
Depreciation and amortization*	183.2	45.0	43.9	39.4	42.2	40.3	40.3	38.7	38.9	40.4	40.9	39.0	43.0
Stock-based compensation	4.4	3.3	3.5	3.8	4.2	5.5	4.9	2.8	5.1	8.0	7.9	6.6	6.0
Acquisition costs	(2.8)	1.6	1.8	1.1	0.6	0.7	0.9	0.4	0.5	1.7	1.6	2.6	1.7
Restructuring costs	1.0	1.9	1.2	1.9	12.6	52.5	2.7	25.2	1.7	2.9	1.4	2.8	0.5
COVID-19 impacts	—	3.4	0.8	0.3	0.5	0.4	0.4	1.0	1.4	0.1	0.2	0.3	—
Adjusted EBITDA	$ 22.1	$ 130.6	$ 169.0	$ 142.9	$ 74.3	$ 229.4	$ 208.1	$ 174.1	$ 139.5	$ 307.7	$ 284.2	$ 178.5	$ 113.0
Net income (loss) % of sales	(10.1%)	(0.3%)	3.9%	3.0%	(0.8%)	4.3%	5.6%	3.9%	3.3%	7.4%	6.4%	3.7%	1.4%
Adjusted EBITDA % of sales	1.8%	8.4%	9.6%	9.1%	5.6%	12.3%	11.1%	9.9%	8.3%	13.0%	11.8%	9.1%	6.5%

We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

* Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company's rebranding efforts.

For additional information see our latest Form 8-K, filed with the SEC on May 4, 2023.

14 becn.com

BEACON

becn.com15 ($M) 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Net cash provided by (used in) operating activities (84.0)$ 102.7$ 98.4$ 49.6$ (162.0)$ (25.0)$ 268.2$ 319.9$ 101.2$ Operating cash flows used in discontinued operations 21.8 — — — — — — — — Income taxes paid related to Interior Products divestiture 3.3 43.3 16.7 9.9 — — — — — Cash (collected) repaid on behalf of FBM* (27.3) (20.8) 52.0 0.1 (0.4) 1.5 0.9 0.3 0.3 Adjusted Operating Cash Flows (86.2)$ 125.2$ 167.1$ 59.6$ (162.4)$ (23.5)$ 269.1$ 320.2$ 101.5$ Three Months Ended ADJUSTED OPERATING CASH FLOW Reconciliations: Non-GAAP Financial Measures We define Adjusted Operating Cash Flow as net cash provided by (used in) operating activities (as calculated on a GAAP basis) excluding the impact of discontinued operations and other non-recurring cash activity related to the Company’s divestiture of its Interior Products business to Foundation Building Materials (“FBM”). * Net cash collected on behalf of, and repaid to, FBM as part of the ongoing transaction services agreement.

Reconciliations: Non-GAAP Financial Measures

NET DEBT LEVERAGE

($M)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023
Gross total debt	$ 3,576.8	$3,419.8	$2,818.3	$ 2,714.7	$ 2,135.5	$ 1,663.2	$ 1,660.0	$ 1,657.8	$ 1,807.8	$ 2,123.5	$1,905.3	$ 1,911.2	$1,888.2
Less: cash and cash equivalents	(781.2)	(1,018.4)	(624.6)	(461.4)	(619.3)	(188.9)	(260.0)	(225.8)	(52.4)	(54.6)	(84.9)	(67.7)	(74.2)
Net debt	$ 2,795.6	$2,401.4	$2,193.7	$ 2,253.3	$ 1,516.2	$ 1,474.3	$ 1,400.0	$ 1,432.0	$ 1,755.4	$ 2,068.9	$1,820.4	$ 1,843.5	$1,814.0
Adjusted EBITDA* for the quarter ended:													
6/30/2019	$ 157.8	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
9/30/2019	169.1	169.1	—	—	—	—	—	—	—	—	—	—	—
12/31/2019	94.3	94.3	94.3	—	—	—	—	—	—	—	—	—	—
3/31/2020	38.9	38.9	38.9	22.1	—	—	—	—	—	—	—	—	—
6/30/2020	—	147.5	147.5	130.6	130.6	—	—	—	—	—	—	—	—
9/30/2020	—	—	190.9	169.0	169.0	169.0	—	—	—	—	—	—	—
12/31/2020	—	—	—	142.9	142.9	142.9	142.9	—	—	—	—	—	—
3/31/2021	—	—	—	—	74.3	74.3	74.3	74.3	—	—	—	—	—
6/30/2021	—	—	—	—	—	229.4	229.4	229.4	229.4	—	—	—	—
9/30/2021	—	—	—	—	—	—	208.1	208.1	208.1	208.1	—	—	—
12/31/2021	—	—	—	—	—	—	—	174.1	174.1	174.1	174.1	—	—
3/31/2022	—	—	—	—	—	—	—	—	139.5	139.5	139.5	139.5	—
6/30/2022	—	—	—	—	—	—	—	—	—	307.7	307.7	307.7	307.7
9/30/2022	—	—	—	—	—	—	—	—	—	—	284.2	284.2	284.2
12/31/2022	—	—	—	—	—	—	—	—	—	—	—	178.5	178.5
3/31/2023	—	—	—	—	—	—	—	—	—	—	—	—	113.0
TTM Adjusted EBITDA	$ 460.1	$ 449.8	$ 471.6	$ 464.6	$ 516.8	$ 615.6	$ 654.7	$ 685.9	$ 751.1	$ 829.4	$ 905.5	$ 909.9	$ 883.4
Net Debt Leverage	6.1x	5.3x	4.7x	4.8x	2.9x	2.4x	2.1x	2.1x	2.3x	2.5x	2.0x	2.0x	2.1x

We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters.

* Historical quarterly Adjusted EBITDA totals used in the calculation of Net Debt Leverage are presented on an as-reported basis, therefore the calculations for the periods ended March 31, June 30, and September 30, 2020 are based on Adjusted EBITDA from combined operations (see slide 17 for reconciliations). Beginning with the period ended December 31, 2020, the Company began presenting its Interior Products business as discontinued operations, therefore the calculations of Net Debt Leverage for the periods ended December 31, 2020 and forward are based on Adjusted EBITDA from continuing operations (see slide 14 for reconciliations).

16 becn.com

BEACON

Reconciliations: Non-GAAP Financial Measures

CERTAIN 2019-2020 RESULTS BY FISCAL QUARTER (COMBINED OPERATIONS)

	Three Months Ended					
($M)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020
Net income (loss)	$ 31.0	$ 27.4	$ (23.4)	$ (122.6)	$ (6.7)	$ 71.9
Interest expense, net	40.2	38.4	34.7	35.6	35.3	32.7
Income taxes	5.2	20.8	(9.6)	(81.8)	46.6	18.1
Depreciation and amortization*	69.4	69.5	63.9	204.9	61.8	60.6
Stock-based compensation	4.6	3.5	5.2	4.7	3.5	3.8
Acquisition costs	5.7	3.8	3.8	(2.8)	1.6	1.8
Restructuring costs	1.7	5.7	19.7	0.9	2.0	1.2
COVID-19 impacts	—	—	—	—	3.4	0.8
Adjusted EBITDA (Combined)	$ 157.8	$ 169.1	$ 94.3	$ 38.9	$ 147.5	$ 190.9

This table is presented for purposes of reconciling Adjusted EBITDA amounts utilized in the calculation of Net Debt Leverage for historical periods presented on slide 16.

We define Adjusted EBITDA as net income (loss) excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

* Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company's rebranding efforts.

17 becn.com

BEACON

becn.com18 *Composed of Acquisition and Restructuring costs 2023 GUIDANCE: ADJUSTED EBITDA Reconciliations: Non-GAAP Financial Measures ($M) Low High Net income (loss) 366$ 410$ Income taxes 127 143 Interest expense, net Depreciation and amortization Stock-based compensation Adjusting items* Adjusted EBITDA 810$ 870$ Year Ending December 31, 2023 107 172 11 27

becn.com19 Ambition 2025 Strategy – Resilient Through the Cycle Accelerating value creation for our customers, employees and shareholders RELENTLESS CUSTOMER FOCUS DRIVING OPERATIONAL EXCELLENCE • Branch Optimization • Beacon OTC® Network Expansion • Continuous Improvement BUILDING A WINNING CULTURE • Winning the Best Talent • Building More in Our Communities • Doing the Right Thing • Values-Based ESG DRIVE ABOVE MARKET GROWTH • Enhanced Customer Experience • Go to Market Strategy • Footprint Expansion • Margin Initiatives • Reset Business Focus • Strong Growth & Margin Trajectory • Cash Flow & Liquidity Support Share Buybacks CREATING SHAREHOLDER VALUE